This Supplement replaces the Prospectus Supplement dated February 20, 2008.

S&P 500® Bear 1X Fund
Total Market Bull 2.5X Fund

each a Series of the
DIREXION FUNDS

Supplement dated February 21, 2008
to the Prospectus dated December 28, 2007

On February 13, 2008, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of management, determined to close two of its series, the S&P 500® Bear 1X Fund and the Total Market Bull 2.5X Fund (the “Funds”).  The Funds will be closed to new investments after February 20, 2008 and will be liquidated on March 20, 2008.  Each Fund will no longer pursue its stated investment objective after March 12th and may no longer pursue its objective earlier if a Fund’s assets fall below $2 million, as noted in the “Investment Techniques and Policies – Defensive Policy” section on page five (5) of the Prospectus.  Neither of the Funds have been able to sustain an asset level necessary to enable it to achieve economies of scale, and the Board concluded that it would be in the best interests of each Fund and its respective shareholders to close and liquidate the Funds.

After February 20, 2008, shareholders will not be permitted to purchase additional shares of the Funds (except purchases made through reinvestment of dividends, if any). Any shareholder who has not redeemed their shares of the Funds, or exchanged them for shares of other investment series of the Trust, prior to March 20, 2008 will receive a check representing the shareholder’s proportionate interest in the net assets of the Funds as of March 20, 2008.

Please retain this Supplement with the Prospectus.